                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                               December 13, 1996
              ----------------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                     CONTINENTAL MORTGAGE AND EQUITY TRUST
           -----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      California                        0-10503                  94-2738844
--------------------------------------------------------------------------------
(State of Incorporation)               (Commission              (IRS Employer
                                        File No.)            Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                   75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    --------------


                                Not Applicable
       -----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




                        Exhibit Index Appears on Page 9
                                  Page 1 of 18

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS
-----------------------------------------------

On December 13, 1996, Continental Mortgage and Equity Trust (the "Trust") purchased the Oak Run Apartments in Pasadena, Texas for $3.8 million (1.7% of the Trust's assets at December 31, 1995). The seller of the property was Philip Edmundson, Trustee. The property was constructed in 1982 and consists of 160 units which were 96% occupied at the date of acquisition. The Trust paid $1.2 million in cash and obtained new mortgage financing for the remaining $2.6 million of the purchase price.

On December 27, 1996, the Trust purchased the Northpoint Central Office Building in Houston, Texas for $8.5 million (3.9% of the Trust's assets at December 31, 1995). The seller of the property was Alpha Northpoint Associates, L.P., a Texas limited partnership. The property was constructed in 1983 and consists of 176,043 square feet which were 90% occupied at the date of acquisition. The Trust paid $5.8 million in cash with the seller financing the remaining $2.7 million of the purchase price.

On December 31, 1996, the Trust purchased the 2626 Cole Office Building in Dallas, Texas for $8.7 million (4.0% of the Trust's assets at December 31,
1995). The seller of the property was Amerus Properties, Inc., an Iowa corporation. The property was constructed in 1986 and consists of 119,632 square feet which were 99% occupied at the date of acquisition. The Trust paid $2.2 million in cash and obtained new mortgage financing for the remaining $6.5 million of the purchase price.

These purchases combined with other property purchases the Trust has made in 1996 exceed 10% of the Trust's assets at December 31, 1995.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

(a)  Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1995 and the nine months ended September 30, 1996. A pro forma balance sheet as of September 30, 1996 is also presented.

A summary of the pro forma transactions follows:

In December 1996, the Trust purchased Oak Run Apartments, a 160 unit apartment complex in Pasadena, Texas for $3.8 million, exclusive of commissions and closing costs. The Trust paid $1.2 million in cash and obtained new mortgage financing secured by the apartment complex for the remaining $2.6 million of the purchase price. The mortgage bears interest at 8.88% per annum, requires monthly payments of principal and interest of $21,805 and matures January, 2002.

Also in December 1996, the Trust purchased the Northpoint Central Office Building, a 176,043 square foot office building in Houston, Texas for $8.5 million, exclusive of commissions and closing costs. The Trust paid $5.8 million in cash with the seller financing the remaining $2.7 million of the purchase price. The mortgage bears interest at 9.5% per annum, requires monthly payments of interest only and matures September 1997.

--------------------------------------------

Also in December 1996, the Trust purchased the 2626 Cole Office Building, a 199,632 square foot office building in Dallas, Texas for $8.7 million, exclusive of commissions and closing costs. The Trust paid $2.2 million in cash and obtained new mortgage financing for the remaining $6.5 million of the purchase price. The mortgage bears interest at 9.0% per annum, requires monthly payments of principal and interest of $59,409 and matures December 30, 1998.

The combined $21.0 million purchase prices of these properties is approximately 9.6% of the Trust's assets at December 31, 1995. Although not a significant acquisitions in themselves, when aggregated with the other acquisitions completed by the Trust in 1996 as described below, such acquisitions constitute a significant acquisition.

In addition to the acquisitions discussed above, the Trust purchased three other apartment complexes, six commercial properties and one parcel of raw land in 1996. The properties, located in Texas, Louisiana and Colorado, were purchased for a total of $46.6 million in separate transactions from unaffiliated sellers and represent approximately 21% of the Trust's assets at December 31, 1995. The Trust paid a total of $21.2 million in cash and financed the remainder of the purchase prices. The mortgages bear interest at rates ranging from 8.01% to 10% and mature from 1997 to 2004.

The Trust has previously filed audited statements of operations on five of these acquisitions, totaling $27.5 million or 12.5% of the Trust's assets at December 31, 1995.

The Trust has not provided audited financial statements of operations on the remaining five acquisitions totaling $19.0 million or 8.7% of the Trust's assets at December 31, 1995. None of the acquisitions for which audited statements of operations have not been provided exceed 5% of the Trust's assets at December 31, 1995.

In addition to the purchases described above, during 1996 the Trust has sold, or otherwise disposed of, five apartment complexes and one office building. The Trust recognized a total gain on these dispositions of $9.7 million.

The pro forma statements of operations present the Trust's operations as if the transactions described above had occurred at the beginning of each of the periods presented.





                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996

                                                                   Northpoint     2626 Cole     Other
                                                      Oak Run        Office        Office      Property
                                         Actual      Apartments     Building      Building Acquisitions(1)   Pro forma
                                         ------      ----------     --------      -------- ------------     -----------
                                                                    (dollars in thousands)

            Assets
            ------

Notes and interest receivable
   Performing..................         $   6,119     $     -       $      -      $      -      $   -      $     6,119
   Nonperforming, nonaccruing..             2,287           -              -             -          -            2,287
                                        ---------     ---------     ----------    -----------   -------    -----------
                                            8,406           -              -             -          -            8,406

Less - allowance for estimated
   losses......................            (1,188)          -              -             -          -           (1,188)
                                        ---------     ---------     ----------    -----------   -------    -----------
                                            7,218           -              -             -          -            7,218

Foreclosed real estate held for
   sale, net of accumulated
   depreciation.................           10,657           -              -             -          -           10,657

Less - allowance for estimated
   losses.......................           (4,941)          -              -             -          -           (4,941)
                                        ---------     ---------     ----------    ----------    -------    -----------
                                            5,716           -              -             -          -            5,716

Real estate held for invest-
   ment, net of accumulated
   depreciation.................          182,724         3,940          8,865         9,095      4,383        209,007
Investments in marketable
   equity securities of
   affiliates, at market........            6,676            -             -             -          -            6,676
Investments in partnerships....             2,265            -             -             -          -            2,265
Cash and cash equivalents......            16,537        (1,315)        (3,115)       (2,555)    (1,497)         8,055
Other assets...................            11,254                                                               11,254
                                        ---------     ---------     ----------    ----------    -------    -----------

                                        $ 232,390     $   2,625     $    5,750    $    6,540    $ 2,886    $   250,191
                                        =========     =========     ==========    ==========    =======    ===========

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1996

                                                                   Northpoint     2626 Cole     Other
                                                       Oak Run       Office         Office     Property
                                         Actual      Apartments      Building     Building    Acquisitions(1)   Pro forma
                                       ----------    ----------    ----------  ------------   ---------------   ----------
                                                              (dollars in thousands)
Liabilities and Shareholders' Equity
------------------------------------

Liabilities
Notes and interest payable.......       $ 142,516     $   2,625     $    5,750    $    6,540    $ 2,886    $   160,317
Other liabilities................           7,462           -             -                         -            7,462
                                        ---------     ---------     ----------    ----------    --------   -----------
                                          149,978         2,625          5,750         6,540      2,886        167,779

Commitments and contingencies

Shareholders' equity
Shares of Beneficial Interest, no
   par value; authorized shares,
   unlimited; issued and out-
   standing, 4,182,030 shares.....          8,379           -              -             -          -            8,379
Paid-in capital..................         258,545           -              -             -          -          258,545
Accumulated distributions in
   excess of accumulated earnings.       (189,468)          -              -             -          -         (189,468)
Net unrealizable gains on market-
   able equity securities.........          4,956           -              -             -          -            4,956
                                        ---------     ---------     ----------     ---------    -------    -----------

                                           82,412           -              -             -          -           82,412
                                        ---------     ---------     ----------    ----------    -------    -----------


                                        $ 232,390     $   2,625     $    5,750    $    6,540    $ 2,886    $   250,191
                                        =========     =========     ==========    ==========    =======    ===========

_________________________

(1) The balance sheet effect of all other 1996 property purchases and dispositions are included in the September 30, 1996 actual balances presented.

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                    Northpoint     2626 Cole        Other
                                        Oak Run       Office        Office        Property       Property
                          Actual     Apartments(1)  Building(1)   Building(1)  Acquisitions(1)Dispositions(1)  Pro forma
                          ------     ----------     --------      --------     ------------   ------------     ---------
Income                                               (dollars in thousands, except per share)
 Rents...............   $  33,205    $       662   $    1,411    $    1,267    $      5,770    $  (3,926)  $   38,389
 Interest............         821            -                                          -            -            821
                        ---------    ----------     ----------    ------------    ---------   ----------   ----------
                           34,026            662        1,411         1,267           5,770       (3,926)      39,210
Expenses
 Property operations.      20,091            465          871           611           3,192       (2,560)      22,670
 Interest............       9,317            174          410           439           1,827       (1,079)      11,088
 Depreciation........       3,565             59          133           136             644         (461)       4,076
 Provision for losses        (884)           -            -             -               -            -           (884)
 Advisory fee to
   affiliate.........       1,300            -            -             -               -            -          1,300
 General and
   administrative....       1,400            -            -             -               -            -          1,400
                         --------    -----------   ----------    ----------    ------------    ---------   ----------
                           34,789            698        1,414         1,186           5,663       (4,100)      39,650
                         --------    -----------   ----------    ----------    ------------    ---------   ----------
Income (loss) from
 operations..........        (763)           (36)          (3)           81             107          174         (440)
Equity in income of
 partnerships........         197            -                          -               -            -            197
Gain on sale of real
 estate..............       9,397            -            -             -               -            -          9,397
                        ---------    -----------   ----------    ----------    ------------    ---------   -----------
Income (loss) before
 extraordinary gain...      8,831            (36)          (3)           81             107          174        9,154
Extraordinary gain....        812            -            -             -               -            -            812
                        ---------    -----------   ----------    ----------    ------------    ---------   ----------
Net income (loss).....  $   9,643    $       (36)  $       (3)   $       81    $        107    $     174   $    9,966
                        =========    ===========   ==========    ==========    ============    =========   ==========

Earnings per share
 Net income before
   extraordinary gain   $    2.08                                                                          $     2.16
 Extraordinary gain..         .20                                                                                 .20
                        ---------                                                                          ----------
 Net income..........   $    2.28                                                                          $     2.36
                        =========                                                                          ==========

Shares of beneficial
 interest outstanding   4,243,754                                                                           4,243,754
                        =========                                                                           =========

___________________
(1) Assumes acquisition or disposition by the Trust on January 1, 1996. Pro forma amounts for other property acquisitions are from January 1 through the date of acquisition only, results subsequent to the date of acquisition are included in the "Actual" column.

                     CONTINENTAL MORTGAGE AND EQUITY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995

                                                Northpoint   2626 Cole                        Other
                                    Oak Run       Office       Office      Property          Property
                           Actual Apartments(1) Building(1)  Building(1)Acquisitions(1)   Dispositions(1)    Pro forma
                           ------ ----------    --------     --------   ------------      ------------       ---------
                                              (dollars in thousands, except per share)

Income
Rents . . . . . . .       $37,586       $882        $1,881      $1,690        $7,694           $(7,339)        $42,394
Interest  . . . . .           723          -             -           -             -                 -             723
                          -------       ----        ------      ------        ------           -------         -------
                           38,309        882         1,881       1,690         7,694            (7,339)         43,117

Expenses
Property operations.       22,682        620         1,161         814         4,255            (4,442)         25,090
Interest  . . . . .        10,009        232           546         584         2,434            (1,990)         11,815
Depreciation  . . .         4,279         79           177         182           859              (950)          4,626
Advisory fee to
  affiliate.  . . .         1,264          -            -           -             -                 -            1,264
General and
  administrative  .         1,207          -             -           -             -                 -           1,207
Provision for losses          541          -             -           -             -                 -             541
                           ------       ----        ------      ------        ------            ------         -------
                           39,982        931         1,884       1,580         7,548            (7,382)         44,543
                           ------       ----        ------      ------        ------            ------         -------

Income (loss) from
  operations  . . .        (1,673)       (49)           (3)        110           146                43          (1,426)
Equity in income of
  partnerships  . .           230          -             -           -             -                 -             230
                           ------       ----        ------      ------        ------            ------         -------

Net income (loss).        $(1,443)      $(49)       $   (3)     $  110        $  146           $    43         $(1,196)
                          =======       ====        ======      ======        ======           =======         =======


Earnings per share
  Net income             $   (.33)                                                                          $     (.27)
                         ========                                                                           ==========

Shares of beneficial
  interest outstanding  4,377,165                                                                            4,377,165
                        =========                                                                            =========

___________________
(1) Assumes acquisition or disposition by the Trust on January 1, 1995.

--------------------------------------------

(b)  Financial statements of properties acquired:


Exhibit
Number                             Description
-------                            -----------
 99.0      Oak Run Apartments Audited Statement of Revenues and Direct
           Operating Expenses for the year ended December 31, 1995.


 99.1      Northpoint Central Office Building Audited Balance Sheet as of
           December 31, 1995 and related Statement of Profit and Loss and
           Statement of Cash Flow for the year ended December 31, 1995.






                      ___________________________________




                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                     CONTINENTAL MORTGAGE AND EQUITY TRUST





Date: February 11, 1997              By:/s/ Thomas A. Holland
     -----------------------            -----------------------------------
                                        Thomas A. Holland
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial and
                                        Accounting Officer)

                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                           CURRENT REPORT ON FORM 8-K

                            Dated December 13, 1996





Exhibit                                                                   Page
Number                           Description                             Number
-------         ----------------------------------------------           ------

 99.0           Oak Run Apartments Audited Statement of                    10
                Revenues and Direct Operating Expenses for
                the year ended December 31, 1995.

 99.1           Northpoint Central Office Building Audited                 15
                Statement of Revenues and Direct Operating
                Expenses for the year ended December 31, 1995.
